ITEM 12 (B).  EXHIBITS.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

           TAX EXEMPT LONG-TERM FUND          TAX EXEMPT INTERMEDIATE-TERM FUND
           TAX EXEMPT SHORT-TERM FUND         TAX EXEMPT MONEY MARKET FUND
           CALIFORNIA BOND FUND               CALIFORNIA MONEY MARKET FUND
           NEW YORK BOND FUND                 NEW YORK MONEY MARKET FUND
           VIRGINIA BOND FUND                 VIRGINIA MONEY MARKET FUND
           FLORIDA TAX-FREE INCOME FUND       FLORIDA TAX-FREE MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2008, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  05/30/2008                                 /S/ CHRISTOPHER W. CLAUS
       ----------                                 -------------------------
                                                     Christopher W. Claus
                                                     President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

           TAX EXEMPT LONG-TERM FUND          TAX EXEMPT INTERMEDIATE-TERM FUND
           TAX EXEMPT SHORT-TERM FUND         TAX EXEMPT MONEY MARKET FUND
           CALIFORNIA BOND FUND               CALIFORNIA MONEY MARKET FUND
           NEW YORK BOND FUND                 NEW YORK MONEY MARKET FUND
           VIRGINIA BOND FUND                 VIRGINIA MONEY MARKET FUND
           FLORIDA TAX-FREE INCOME FUND       FLORIDA TAX-FREE MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2008, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  05/28/2008                                     /S/ ROBERT GALINDO, JR.
       -----------                                   -------------------------
                                                         Robert Galindo, Jr.
                                                         Treasurer